JC Whitney®
EVERYTHING AUTOMOTIVE

AutoMD™

AUTO PARTS
WAREHOUSE

1 U.S. Auto Parts Network, Inc. Leading online source for automotive aftermarket parts and repair information Investor Presentation March 11, 2014 Exhibit 99.1

Safe Harbor
This presentation may contain certain forward-looking statements and management may make additional forward-looking statements in response to your questions.  These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by
Section 21E of the Securities Exchange Act of 1934, as amended, and Section
27A of the Securities Act of 1933.  We refer all of you to the risk factors contained in US Auto Parts Annual Report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements.

Broad Auto Parts Product Offering
Body Parts
Engine Parts Performance & Accessories
*Represents  USAP online mix
**Source; AAIA Factbook Research
19% 41% 40%
$15B $15B
Revenue*
Overall Market** $50B
Brake Discs Catalytic
Converters
Radiators
Headers Oxygen
Sensors
Alternators
Exhaust Driveshaft Fuel Injection /
Delivery
Lamps Mirrors Bumpers
Hoods Tailgates Doors
Grills Wheels Window
Regulators
Seat Covers Car Covers
Floor Mats /
Carpeting
Cold Air
Intakes
Vent Visors Tonneau
Covers
Nerf Bars Bug Shields Car Bras

17% CAGR
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-13
Q1-13
Q2-13
Q3-13

% Growth

Online sales of automotive parts and accessories continue to grow
Google has experienced a 6 year compound annual growth rate (“CAGR”) of 16% in queries for automotive parts

$1.3 $1.3
$1.2
$1.3
$1.5
$1.6
$1.5
$1.5
$1.8
$1.8
$1.9
$1.9
$2.0
$2.2
$2.1
$1.0
$1.1
$1.2
$1.3
$1.4
$1.5
$1.6
$1.7
$1.8
$1.9
$2.0
$2.1
$2.2
$2.3
Source: eBay filings, press releases
Source: Google
eBay Parts Sales Continue to Increase
Google Queries for Parts Growing
Online Market is Vibrant and Growing
Aftermarket e-Commerce Overview
Mobile year over year queries increased 50% and 80% for cellphones and tablets, respectively, for September 2013 YTD
300%
250%
200%
150%
100%
50%
0%
2008 2009 2010
2011 2012 2013
16% CAGR

US AUTOPARTS®

Ability to Repair

Computer products
Other event tickets
Books
Music / video
Gift cards / certificates
Toys / video games
Baby products
Consumer electronics
Office supplies
Flowers / cards
Jewelry
Apparel / footwear
Movie tickets
Home furnishings
Cosmetics / fragrances
Sporting goods / apparel
OTC meds / personal care
Appliances / tools
Pet Supplies
Auto / auto parts
Food / beverage / grocery

Online penetration for auto parts has trailed penetration rates of other consumer product categories for two reasons:
1) Auto parts are traditionally bought by demographics that have lower internet access rates
We believe consumer buying will shift from offline to online as mobile device penetration increases for these demographics
2) Shopping for auto parts online can be difficult for consumers
The complexity required to buy an auto part online increases consumers concerns it will not fit their vehicle
Online retailers continue to make improvements to online shopping, reducing concerns and increasing conversion
Size and Penetration of Online Automotive Parts
Aftermarket e-Commerce Overview

Source: Morgan Stanley and Forrester Research
Low Automotive Online Sales Penetration
Source: AAIA
Estimate based on AAAI Fact book - $85B in parts, $70B in labor
* Excludes eBay
Automotive Aftermarket by Segment
Desire to Repair
High
Low
$155B
Do-It-For-Me
$45B
Do-It-Yourself
(USAP Target Market)
$3.1B-$4.0B
Online Sales*
High
Online penetration rates for most
consumer products categories
range from 4% to 6%
Online sales of automotive
parts significantly lag other
product categories
45%
27%
24% 24%
21%
19% 19%
18%
13%
12%
11%
10% 10%
9% 9%
8%
6%
5%
4%
3%
1%
Product Category

FCF*
Gross Profit
Expenditures

$0
Gross Profit
Expenditures
FCF*

Changes to Our Business

* FCF is defined as Adjusted EBITDA less CAPX
2012 - 2013
• Traffic and revenue declined resulting from
search engine changes forcing us to
consolidate websites
• Gross margin compression from increased
competition
• Cost reductions could not be eliminated fast
enough to keep up with gross profit dollar
lost
Go Forward
• Traffic is stabilizing and revenue from go
forward sales channels has turned slightly
positive
• Larger focus on Private Label business with
healthier margins at competitive prices
• Cost reductions have now exceeded gross
profit dollars loss from 2012 – 2013
$0

Product Assortment
• Over 50% of product sales directly sourced from
Asia
• Transition away from lower margin stock ship
branded product while expanding private label mix
• Broad assortment
Marketing
• Over 10 million unique monthly visitors to our
websites
• Unique visitors more than two times higher then
any other auto parts retailer
• $7 customer acquisition cost (“CAC”)
USAP has two main competitive advantages
Competitive Advantages
• Over 40,000 private label SKUs
• Over 1.5M branded SKUs

USAP’s Supply Chain Creates Pricing Advantage
USAP’s ability to competitively price products while maintaining healthy margins is a function of the
Company’s ability to leverage its robust private label supply chain.
The Company is working to increase margins by shifting its product mix toward increased private label offerings - current margins range from 29% - 31%
The Company sources product directly from over 200 factories in Asia

Margin %
In-Stock
Private Label
(Asia Sourced)
Branded
(U.S. Sourced)
40% - 70%
25% - 40% 10% - 25%
Drop Shipped Current Mix
55%
45%
Current Mix 63% 37%
75% 25%
Goal
70%
30%
Goal

Monthly Visitors (thousands)
US AUTO PARTS
AUTOZONE.COM
PARTSGEEK.COM
ADVANCEAUTOPARTS.COM
OREILLYAUTO.COM
SUMMITRACING.COM
TIRERACK.COM
ROCKAUTO.COM
AUTOANYTHING.COM
PEPBOYS.COM
NAPAONLINE.COM
JEGS.COM
1AAUTO.COM

US Auto Parts Dominant Reach- Largest
Pure Play Internet Retailer

0
2,000
4,000
6,000
8,000
10,000
USAP traffic includes traffic from USAP continued sales channels and WAG  since the acquisition
Competitive sites’ traffic based on Compete December 2013 reports
(some overlap of monthly visitors across websites)
USAP’s traffic is 2x larger than any other
pure play online auto parts seller

Revenue 100% Gross Margins 29% - 31% Variable OPEX Costs 15% Fixed Costs 0% Incremental Flow Thru 14% - 16% 10 Growth and Profitability Incremental Flow Thru

• Excludes stock based compensation, depreciation and amortization
• For every incremental year required to achieve growth levels, fixed expenses increase $1.0M or 3%
Financial Sensitivity
Our business model has significant cost leverage as revenues grow
Base 10% 20% 30% 40%
Revenue $250 $275 $300 $325 $350
Gross Margin %
Variable:
Fulfillment 3.2% 3.2% 3.2% 3.2% 3.2%
Marketing 9.3% 9.3% 9.3% 9.3% 9.3%
Technology 0.7% 0.7% 0.7% 0.7% 0.7%
G&A 1.8% 1.8% 1.8% 1.8% 1.8%
Total Variable 14.9% 14.9% 14.9% 14.9% 14.9%
Fixed:
Fulfillment 2.5% 2.2% 2.0% 1.9% 1.8%
Marketing 4.0% 3.6% 3.3% 3.0% 2.8%
Technology 1.2% 1.1% 1.0% 0.9% 0.9%
G&A 4.0% 3.6% 3.3% 3.1% 2.9%
Total Fixed 11.6% 10.6% 9.7% 9.0% 8.3%
Adjusted EBITDA %
Adjusted EBITDA $
$6     – $11 $10    – $15 $13    – $19 $17    – $23 $20    – $27
29.0%   – 31.0% 29.0%   – 31.0% 29.0%   – 31.0% 29.0%   – 31.0% 29.0%   – 31.0%
2.4%   – 4.4% 3.5%    – 5.5% 4.4%    – 6.4% 5.1%    – 7.1% 5.8%    – 7.8%

US AUTOPARTS

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12 AutoMD – Addressing the DIFM Market

$153.4
$176.3
$262.3
$327.1
$304.0
$254.8
2008 2009 2010 2011 2012 2013
$5.2
$13.5
$19.5
$16.3
$9.4
$6.0
2008 2009 2010 2011 2012 2013

Sales & Adjusted EBITDA
Consolidated Sales
1
Consolidated Adjusted EBITDA
2
($ In Millions)
($ In Millions)
Adj. EBITDA Margin
3%
5% 8% 7% 3%
2%
1.
JC Whitney was acquired in Aug 2010 adding revenue of $39.1M in 2010 and $83.4M in 2011.  Amounts not separately disclosed after 2011.
2. Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization.  Adjusted EBITDA excludes restructuring costs and other one time charges of $0.4M, $5.8M, $8.0M, $0.7M and $0.8M in 2009, 2010, 2011, 2012 and 2013, respectively, stock based compensation of $2.9M, $3.3M, $2.7M, $2.6M, $1.7M and $1.3M in 2008, 2009, 2010, 2011, 2012 and 2013 respectively.  There were no restructuring or other one time charges in 2008.

10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
(25.0%)
(16.0%)
(6.4%)
(15.5%)
2.7%
(5.0%)
6.9%
(0.4%)
Q1 2013
Q2 2013
Q3 2013
Q4 2013
As of 3/6/14
Total
Continued Sale Channels

Recent Revenue Trends Completed the retirement of a number of websites by the end of 2Q ‘13 14

Adjusted EBITDA
(Non-GAAP Financial Measure –
in thousands
)

Thirteen Weeks Ended Fifty-Two Weeks Ended
December 28 December 29 December 28 December 29
2013 2012 2013 2012
Net loss (1,325) $           (30,783) $         (15,634) $         (35,978) $
Interest expense, net 276 274 972 774
Income tax provision (48) (1,230) 43 (937)
Amortization of intangible assets 82 177 381 1,189
Depreciation and amortization expense 2,439 3,671 12,175 15,204
EBITDA 1,424 (27,891) (2,063) (19,748)
Impairment loss on goodwill - 18,854 - 18,854
Impairment loss on property and equipment - 1,960 4,832 1,960
Impairment loss on intangible assets - 5,613 1,245 5,613
Shared-based compensation expense 198 265 1,263 1,673
Loss on debt extinguishment - - - 360
Legal costs related to intellectual property -
67
- 67
Restructuring costs - - 723 640
Adjusted EBITDA 1,622 $
(1,132)
$               6,000 $            9,419 $

Consolidated Statements of Comprehensive Operations
(Unaudited, in Thousands, Except Per Share Data)

Thirteen Weeks Ended Fifty-two Weeks Ended
December  28 December 29 December  28 December 29
2013 2012 2013 2012
Net sales 59,735 $           62,848 $           254,753 $         304,017 $
Cost of sales (1) 42,260               45,072               180,620            212,379
Gross profit 17,475               17,776               74,133               91,638
Operating expenses:
    Marketing 9,284                 12,079               41,045               51,416
    General and administrative 3,941                 4,347                 17,567               19,857
    Fulfillment 4,112                 5,023                 18,702               22,265
    Technology 1,093                 1,448                 5,128                 6,274
    Amortization of intangible assets 82                      177                    381                    1,189
    Impairment loss on goodwill -                     18,854               -                     18,854
    Impairment loss on property and equipment -                     1,960                 4,832                 1,960
    Impairment loss on intangible assets -                     5,613                 1,245                 5,613
        Total operating expenses 18,512               49,501               88,900               127,428
Loss from operations (1,037)                (31,725)             (14,767)             (35,790)
Other income (expense):
    Other income (expense), net (66)                     (14)                     148                    20
    Interest expense (270)                   (274)                   (972)                   (785)
    Loss on debt extinguishment -                     -                     -                     (360)
        Total other expense, net (336)                   (288)                   (824)                   (1,125)
Loss before income tax provision (1,373)                (32,013)             (15,591)             (36,915)
Income tax provision (48)                     (1,230)                43                      (937)
Net loss (1,325)                (30,783)             (15,634)             (35,978)
Other comprehensive income, net of tax:
    Foreign currency translation adjustments 24                      (4)                       55                      31
    Unrealized gains on investments 3                        (4)                       7                        26
        Total other comprehensive income 27                      (8)                       62                      57
Comprehensive loss (1,298) $            (30,791) $          (15,572) $          (35,921) $
Basic and diluted net loss per share (0.04) $               (0.99) $               (0.48) $               (1.17) $
Shares used in computation of basic and
    diluted net loss per share 33,308               31,128               32,697               30,818
(1) Excludes depreciation and amortization expense which is included in marketing, general and administrative and fulfillment expense.

Consolidated Balance Sheets
(In Thousands, Except Par and Per Share Liquidation Value)

December  28 December 29
ASSETS 2013 2012
Current assets:
Cash and cash equivalents 818 $                       1,030 $
Short-term investments 47 110
Accounts receivable, net of allowances of $213 and $221
at December 28, 2013 and December 29, 2012, respectively 5,029 7,431
Inventory 36,986 42,727
Deferred income taxes - 39
Other current assets 3,234 4,176
Total current assets 46,114 55,513
Property and equipment, net 19,663 28,559
Intangible assets, net 1,601 3,227
Other non-current assets 1,804 1,578
Total assets 69,182 $                  88,877 $
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable 19,669 $                  28,025 $
Accrued expenses 5,959 10,485
Revolving loan payable 6,774 16,222
Current portion of capital leases payable 269 70
Other current liabilities 3,682 4,738
Total current liabilities 36,353 59,540
Capital leases payable, net of current portion 9,502 70
Deferred income taxes 335 314
Other non-current liabilities 2,126 1,309
Total liabilities 48,316 61,233
Commitments and contingencies
Stockholders' equity:
Series A convertible preferred stock, $0.001 par value; $1.45 per share liquidation value or aggregate of $6,017;  4,150
shares authorized; 4,150 and 0 shares issued and outstanding at December 28, 2013 and December 29, 2012, respectively 4 -
Common stock, $0.001 par value; 100,000 shares authorized;
33,352 shares and 31,128 shares issued and outstanding
at December 28, 2013 and December 29, 2012, respectively 33 31
Additional paid-in capital 168,693 159,781
Common stock dividend distributable 60 -
Accumulated other comprehensive income 446 384
Accumulated deficit (148,370) (132,552)
Total stockholders' equity 20,866 27,644
Total liabilities and equity 69,182 $                  88,877 $

Thank You 18